UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2022, David Venturella, Senior Vice President, Client Relations of The GEO Group, Inc. (“GEO” or the “Company”), announced his intention to retire effective February 1, 2023. Mr. Venturella joined GEO in 2012 and has served the Company in a number of positions, including as Executive Vice President, Corporate Development, Senior Vice President, Business Development and most recently Senior Vice President, Client Relations. GEO thanks Mr. Venturella for his years of dedicated service.

Mr. Venturella will receive a monthly retirement payment with an approximate aggregate net present value of $335,000 pursuant to his participation in the Senior Officer Retirement Plan. The Company and Mr. Venturella intend to enter into a consulting agreement pursuant to which Mr. Venturella will serve as a consultant to GEO for a two-year period during which time his unvested performance-based shares will continue to vest according to their terms.

Mr. Matthew T. Albence, 52, will succeed Mr. Venturella as Senior Vice President, Client Relations. Mr. Albence’s employment with GEO will commence on September 1, 2022. Mr. Albence will be working with Mr. Venturella until Mr. Venturella’s retirement to ensure a smooth transition. Since September 2020, Mr. Albence has served as a Principal at GrindStone Strategic Consulting, LLC, a boutique consulting firm providing services in the area of national security, government contracts, corporate investigations, management consulting and leadership development. Prior to that, Mr. Albence had a 26-year career in federal law enforcement. From May 2012 to August 2020, Mr. Albence served in a variety of roles for U.S. Immigration and Customs Enforcement, including as Acting Director, as Deputy Director, as Executive Associate Director for Enforcement and Removal Operations, where he led an organization of more than 7,600 employees assigned to 24 field offices and 22 overseas locations, and as Assistant Director for the Enforcement and Removal Operations Enforcement Division. Mr. Albence holds a B.S. in Justice from American University and a M.S. in Administration of Justice from Southern Illinois University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

July 22, 2022	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

3